SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2002


                             PSS WORLD MEDICAL, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Florida                      0-23832                        59-2280364
     (State or other           (Commission                    (IRS Employer
      jurisdiction of           File Number)            Identification No.)
      incorporation)

                            4345 Southpoint Boulevard
                           Jacksonville, Florida 32216
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.
        ---------------------------------------------

         The Audit Committee of the Board of Directors (the "Audit Committee") of PSS World Medical, Inc. (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on March 22, 2002 decided to dismiss its independent auditors, Arthur Andersen LLP ("Andersen") in view of recent developments relating to Andersen, and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants and to audit the financial statements for the fiscal year ending March 29, 2002. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ended March 29, 2002.

         Andersen's reports on the Company's consolidated financial statements for the two most recent fiscal years ended March 30, 2001 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         As previously disclosed in the Company's Form 10-K for the fiscal year ended March 30, 2001, Andersen issued a letter, dated June 25, 2001, to the Audit Committee informing the Company that they noted certain matters involving internal controls that they considered to be material weaknesses. The Audit Committee discussed these matters with Andersen, and in order to remedy the situation the Company has implemented or is in the process of implementing the corrective policies and procedures recommended by Andersen, as well as additional policies and procedures identified by the Company's management. The Company has authorized Andersen to respond fully to any inquiries of KPMG concerning the matters discussed herein. The decision to dismiss Andersen was not related to these events.

         During the two most recent fiscal years ended March 30, 2001 and March 31, 2000, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and (ii) except as described above, no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 26, 2002, stating its agreement with such statements.

         During the two most recent fiscal years ended March 30, 2001 and March 31, 2000 the Company did not consult KPMG with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

Exhibit
Number         Description
-------        -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 26, 2002.

99.1           Press Release dated March 22, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     PSS WORLD MEDICAL, INC.
                                                     (Registrant)



Date: March 27, 2002


                                         By:      /s/   David A. Smith
                                               ---------------------------
                                               Name:   David A. Smith
                                               Title:  Chief Executive Officer

                                  EXHIBIT INDEX

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 26, 2002.

99.1           Press Release dated March 22, 2002.